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                                  EXHIBIT 10.8


         Consent of HJ & Associates, LLC



         We hereby consent to the use of our audit report dated July 7, 2000 in this Form 10KSB of Chequemate Intenational, Inc. for the year ended March 31, 2000, which is part of this Form 10-KSB and all references to our firm included in this Form 10-KSB.


         /s/  HJ & Associates, LLC


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